U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 19, 2023

The Marygold Companies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29913	90-1133909
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

120 Calle Iglesia

Unit B

San Clemente, CA 92672
Tel. (949) 429-5370

Fax. (888) 312.0124

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class of Security	Trading Symbol	Name of Exchange on Which Registered
Shares of common stock, par value $0.001 per share	MGLD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On January 19, 2023, Timothy Rooney, chief compliance officer of Marygold & Co., Inc., (“Marygold”) was appointed as the president of Marygold, a wholly-owned subsidiary of The Marygold Companies, Inc. Mr. Rooney will continue to serve as chief compliance officer for Marygold.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of The Marygold Companies, Inc., dated January 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2023

THE MARYGOLD COMPANIES, INC.

By: /S/ Nicholas Gerber

    Nicholas Gerber

    Chief Executive Officer